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                                                                    Exhibit 10.2

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

          This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 20, 2006, and entered into by and among ALLERGAN, INC. (the "Company"), the banks and other financial institutions signatory hereto that are parties as Banks to the Credit Agreement referred to below (the "Banks"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), CITICORP USA INC., as syndication agent, and BANK OF AMERICA, N.A., as documentation agent.

                                    Recitals

          A. The Company, the Banks, and the Agents have entered into that certain Credit Agreement dated as of October 11, 2002 (as heretofore amended, the "Credit Agreement"), by and among the Company, the Eligible Subsidiaries referred to therein, the Banks party thereto, the Administrative Agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A., as documentation agent. Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement.

          B. The Company has requested certain modifications to the provisions of the Credit Agreement.

          C. The Banks are willing to agree to the modifications requested by the Company, on the terms and conditions set forth in this Amendment.

                                    Agreement

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Company and the Banks agree as follows:

          1. Amendments to Section 5.01 of the Credit Agreement.

     (a) Section 5.01(d) of the Credit Agreement is amended to add after the word "Default" the following phrase: "under Sections 5.07 to 5.10, inclusive,".

     (b) Sections 5.01(e) and 5.01(i) of the Credit Agreement are amended to replace the words "any officer" with the following words: "the principal financial officer, principal accounting officer or treasurer".

          2. Amendment to Section 5.07 of the Credit Agreement. Section 5.07 of the Credit Agreement is amended to insert after the word "excluding" the following words: "Debt under the $1,100,000,000 Credit Agreement dated as of March 20, 2006 among Banner Acquisition, Inc., as borrower, the Company, as guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent, and".

          3. Amendment to Section 5.11 of the Credit Agreement. Section 5.11 of the Credit Agreement is amended to replace the words "any substantial part" with the words "substantially all".

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          4. Amendment to Section 6.01 of the Credit Agreement. Section 6.01(j)
of the Credit Agreement is amended to replace the number "$40,000,000" with the number "$75,000,000".

          5. Representations and Warranties. The Company represents and warrants that:

               (a) Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               (b) Corporate and Governmental Authorization. The execution, delivery and performance by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official under any provision of law or regulation applicable to the Company, and do not contravene, or constitute a default under, any provision of law or regulation applicable to the Company or of the restated certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

               (c) Binding Effect. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Company.

               (d) No Default. Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

          6. Effectiveness. This Amendment shall be effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to satisfaction of the following conditions:

               (a) the Administrative Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

               (b) the Administrative Agent shall have received evidence satisfactory to it that the $1,100,000,000 Credit Agreement dated as of the date hereof among Banner Acquisition, Inc., as borrower, the Company, as guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent, shall have become effective.

          7. Effect of Amendment; Ratification. From and after the date on which this Amendment becomes effective, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the Notes shall remain in full force and effect, and all terms and


                                       2

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provisions thereof are hereby ratified and confirmed. The Company confirms that as amended hereby, each of the Amended Credit Agreement and the Notes is in full force and effect.

          8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          9. Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, related to the subject matter hereof.


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          IN WITNESS WHEREOF, each of the undersigned has duly executed this
Fifth Amendment to Credit Agreement as of the date set forth above.

                                        ALLERGAN, INC.


                                        By: /s/ Jeffrey L. Edwards
                                            ------------------------------------
                                        Name: Jeffrey L. Edwards
                                              ----------------------------------
                                        Title: Executive Vice President,
                                               Finance and Business Development,
                                               Chief Financial Officer
                                               ---------------------------------


                                        By: /s/ James M. Hindman
                                            ------------------------------------
                                        Name: James M. Hindman
                                              ----------------------------------
                                        Title: Senior Vice President,
                                               Treasury, Risk and Investor
                                               Relations
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Thomas Hou
                                            ------------------------------------
                                        Name: Thomas Hou
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        CITICORP USA, INC.


                                        By: /s/ Carolyn A. Wendler
                                            ------------------------------------
                                        Name: Carolyn A. Wendler
                                              ----------------------------------
                                        Title: VP & Managing Director
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA, N.A.


                                        By: /s/ B. Kenneth Burton, Jr.
                                            ------------------------------------
                                        Name: B. Kenneth Burton, Jr.
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                      S-1

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                                        MORGAN STANLEY BANK


                                        By: /s/ Jaap L. Tonckens
                                            ------------------------------------
                                        Name: Jaap L. Tonckens
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------